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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                 April 16, 1996
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                              THE FINOVA GROUP INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                         1-11011                86-0695381
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(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)

1850 NORTH CENTRAL AVENUE, P. O. BOX 2209, PHOENIX, ARIZONA           85004-2209
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:                 602/207-6900
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Item 5. Other Events.

        The FINOVA Group Inc. today announced revenues, net income and selected financial data and ratios for the first quarter ended March 31, 1996 (unaudited).

Item 7. Financial Statements and Exhibits.

        (c)    Exhibits:

                  Exhibits                              Title
                  --------          --------------------------------------------
                     28             Press Release of The FINOVA Group Inc. dated
                                    April 16, 1996


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              THE FINOVA GROUP INC.

                                  (Registrant)

Dated:  April 16, 1996        By /s/ BRUNO A. MARSZOWSKI
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                                Bruno A. Marszowski, Senior Vice President,
                                Chief Financial Officer and Controller
                                Principal Financial Officer/Authorized Officer


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